UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 30, 2006


                        Concurrent Computer Corporation
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Delaware             0-13150             04-2735766
        -----------------      ------------     ----------------------
         (State or Other        (Commission         (IRS Employer
           Jurisdiction         File Number)    Identification Number)
        of Incorporation)


      4375 River Green Parkway, Suite 100, Duluth, Georgia     30096
     ------------------------------------------------------  ----------
          (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2006, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its first fiscal 2007 quarter and three months ended September 30, 2006. Included in the press release are (1) the condensed consolidated balance sheets of the company as of September 30, 2006 (unaudited) and June 30, 2006, and (2) the company's unaudited condensed consolidated statements of operations for the three months ended September 30, 2006 and 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          THE  FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Press release of Concurrent Computer Corporation, issued on
                October 30, 2006.


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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2006.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:  /s/ Gregory S. Wilson
    ------------------------------------------
Gregory S. Wilson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Press Release of Concurrent Computer Corporation, issued on October 30,
         2006.


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